SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2004

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number

1-8788	SIERRA PACIFIC RESOURCES Nevada P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

1-4698	NEVADA POWER COMPANY Nevada 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0045330

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

8.01 Other Events.

On November 15, 2004, Nevada Power Company, a wholly-owned subsidiary of Sierra Pacific Resources, announced that it made, on the same day, its required annual deferred energy filings with the Public Utilities Commission of Nevada to recover costs it has paid for fuel and purchased power as well as energy conservation and efficiency programs. The company is seeking recovery of $115.9 million in energy expenses incurred during the period October 1, 2003 through September 30, 2004. A copy of the press release is attached as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

          None.

(b) Pro forma financial information.

          None.

(c) Exhibits.

          99.1 Press Release dated November 15, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: November 15, 2004	By:	/s/ John E. Brown
John E. Brown
Vice President and Controller

Nevada Power Company (Registrant)
Date: November 15, 2004	By:	/s/ John E. Brown
John E. Brown
Vice President and Controller